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                                                                     EXHIBIT 4.3
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    COMMON STOCK                SENSUS DRUG                   COMMON STOCK
                            DEVELOPMENT CORPORATION
        NUMBER                                                   SHARES
       SDDC

    INCORPORATED UNDER THE                            SEE REVERSE FOR CERTAIN
LAWS OF THE STATE OF DELAWARE                       DEFINITIONS AND RESTRICTIONS
       ON JUNE 23, 1994

                                                          CUSIP 81726Q 10 5


    THIS CERTIFIES THAT




    IS THE OWNER OF


               SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE OF ======================= SENSUS DRUG DEVELOPMENT CORPORATION =================

transferable only the books of the Corporation by the holder, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and assigned. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

 IN WITNESS WHEREOF, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                [CORPORATE SEAL
                          OF SENSUS DRUG DEVELOPMENT]

     /s/ J. Donald Payne                                  /s/ John A. Scarlett

  Senior Vice President                                       President and
and Chief Financial Officer                              Chief Executive Officer


                               COUNTERSIGNED AND REGISTERED:
                                  AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                        (P.O. BOX 1596, DENVER CO 80201)
                                                              TRANSFER AGENT
                                                               AND REGISTRAR
                               BY
                                                            AUTHORIZED SIGNATURE

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                      SENSUS DRUG DEVELOPMENT CORPORATION


A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences and the number of shares constituting each class and the designations thereof, may be obtained by any stockholder upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-_________Custodian_________
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JP TEN  - as joint tenants with                    Minors Act_________________
           right of survivorship                                   (State)
           and not as tenants in
           common


    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated, ____________________________    X _______________________________________

                                       X _______________________________________
                                         NOTICE: THE SIGNATURE(S) TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE, IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ___________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                      AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                      APPROVED SIGNATURE GUARANTEE MEDALLION
                      PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.